UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 616-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e) 2015 Salary Information for Named Executive Officers

On January 14, 2015, the board of directors (the “Board”) of XenoPort, Inc. (the “Company”) approved, upon the recommendation of the compensation committee of the Board, annual salaries and target bonus percentages for 2015 for the Company’s “named executive officers” (as defined under applicable securities laws). The 2015 compensation information for such named executive officers is set forth on Exhibit 10.31 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02(e) Amended and Restated Corporate Bonus Plan

On January 14, 2015, the Board approved, upon the recommendation of the compensation committee of the Board, the amendment and restatement of the XenoPort, Inc. Corporate Bonus Plan (as amended, the “Bonus Plan”), to be effective as of January 1, 2015 for the 2015 performance period. The material terms of the Bonus Plan are described in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders and filed with the SEC on April 22, 2014.

The purpose of the amendment and restatement of the Bonus Plan is to better align the Bonus Plan with market standards and competitive peer group benchmarking, including by amending the Bonus Plan to:

•	reduce, from 70% to 60%, the minimum performance threshold that the Company must meet with respect to its weighted corporate objectives for any bonus award payments to be made to employees for a performance period;

•	change the weightings of the Company and individual performance components used for determining an actual bonus award amount for the Chief Executive Officer from 75% Company performance and 25% individual performance to 100% Company performance;

•	set the eligibility participation date to October 1 for new hires for a performance period; and

•	effect certain other employee eligibility requirements.

The foregoing description of the changes to the Bonus Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the amended and restated Bonus Plan that is filed as Exhibit 10.28 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

10.28	XenoPort, Inc. Corporate Bonus Plan, amended and restated effective January 1, 2015

10.31	2015 Executive Compensation Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC.
(Registrant)

Dated: January 16, 2015	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.28	XenoPort, Inc. Corporate Bonus Plan, amended and restated effective January 1, 2015

10.31	2015 Executive Compensation Information